UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2023 (August 10, 2023)

TARGET HOSPITALITY CORP.
(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9320 LAKESIDE BLVD., SUITE 300
THE WOODLANDS, Texas 77381
(Address of principal executive offices, including zip code)

(832) 709-2563
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
THCommon stock, par value $0.0001 per share	TH	NASDAQ
Warrants to purchase common stock	THWWW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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Item 1.01	Entry into a Material Definitive Agreement.

On August 10, 2023, Arrow Bidco, LLC (“Arrow Bidco”) and certain other subsidiaries of Target Hospitality Corp. entered into a second amendment (the “Amendment”) to the ABL Credit Agreement, dated as of March 15, 2019, (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date of the Amendment, the “Credit Agreement”), by and among Arrow Bidco, the borrowers and guarantors party thereto from time to time, the lenders and fronting banks party thereto from time to time and Bank of America, N.A., as administrative agent and collateral agent.

The Amendment amends the Credit Agreement to, among other things, modify the springing maturity that will accelerate the maturity of the facility if any of the Senior Secured Notes (as defined in the Credit Agreement) remain outstanding from the date that is six months prior to the stated maturity date thereof to the date that is ninety-one days prior to the stated maturity date thereof.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description

10.1
Second Amendment to the ABL Credit Agreement, dated as of August 10, 2023, by and among Arrow Bidco, LLC, Topaz Holdings LLC, the other Loan Parties thereto, Bank of America, N.A. as administrative agent, collateral agent and swingline lender each Fronting Bank party thereto and each of the New Revolver Lenders party thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: August 11, 2023		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary

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